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                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                  PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Kevin Fairbairn, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Intevac, Inc. on Form 10-Q for the quarterly period ended June 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Intevac, Inc.

                                  By: /s/ KEVIN FAIRBAIRN
                                      -----------------------------------
                                  Name:  Kevin Fairbairn
                                  Title: President, Chief Executive
                                         Officer and Director


     I, Charles B. Eddy III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Intevac, Inc. on Form 10-Q for the quarterly period ended June 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Intevac, Inc.

                                  By: /s/   CHARLES B. EDDY III
                                      -----------------------------------
                                  Name:  Charles B. Eddy III
                                  Title: Vice President, Finance and
                                         Administration, Chief Financial
                                         Officer, Treasurer and Secretary

     A signed original of this written statement required by Section 906 has been provided to Intevac, Inc. and will be retained by Intevac, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.